UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2016

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 1, 2016, Capital Senior Living Corporation (the “Company”) announced its financial results for the third quarter ended September 30, 2016 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

The information being furnished under Item 2.02, Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing. The press release and the presentation referenced below contain, and may implicate, forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

In the press release and the presentation referenced below, the Company’s management utilizes financial measures of operating performance, including adjusted EBITDAR, adjusted EBITDAR margin, adjusted net income and adjusted CFFO, that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures of operating performance may have material limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures of operating performance should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. The Company believes that these non-GAAP performance measures are useful as they are performance measures used by management in identifying trends in day-to-day performance because they exclude the costs associated with acquisitions and conversions and items that do not reflect the ordinary performance of the Company’s operations and provide indicators to management of progress in achieving both consolidated and business unit operating performance. In addition, these measures are used by many research analysts and investors to evaluate the performance and the value of companies in the senior living industry. The Company strongly urges you to review on the last page of the press release the reconciliation of income from operations to adjusted EBITDAR and adjusted EBITDAR margin and the reconciliation of net loss to adjusted net income and adjusted CFFO, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 is an updated slideshow presentation of the Company.

By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

*99.1	Press Release dated November 1, 2016.

*99.2	Capital Senior Living Corporation Updated Slideshow Presentation.

*	These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2016	Capital Senior Living Corporation

	By:	/s/ Carey P. Hendrickson
	Name:	Carey P. Hendrickson
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

*99.1	Press Release dated November 1, 2016.

*99.2	Capital Senior Living Corporation Updated Slideshow Presentation.

*	These exhibits to this Current Report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01.